UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2024

Ferrellgas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement.

Ferrellgas, L.P. (the “Company”) previously entered into the Credit Agreement dated as of March 30, 2021, as thereby amended from time to time (as amended, the “Credit Agreement”), among the Company, Ferrellgas, Inc., the general partner of the Company (the “General Partner”), the subsidiaries of the Company party thereto as guarantors (the “Subsidiary Guarantors”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Agent”), and the lenders and issuing lenders party thereto from time to time.

On December 5, 2024, the Company entered into the Fifth Amendment to Credit Agreement (the “Fifth Amendment”) among the Company, the General Partner, the Subsidiary Guarantors party thereto, the Agent and certain lenders and issuing lenders party thereto.  Pursuant to the Fifth Amendment, the revolving commitments of the continuing lenders party to the Fifth Amendment are extended from the earlier of (i) March 30, 2025 to December 31, 2025, and (ii) the date that is 91 days prior to the maturity date (as may be extended) of the 5.375% Senior Notes due April 1, 2026 (the “2026 Notes”) (to the extent any such notes are outstanding as of such date).

In addition, the Fifth Amendment includes modifications to the applicable margin with respect to base rate loans and benchmark loans, the calculation of consolidated total debt and consolidated total secured debt, restrictions on permitted indebtedness, the use of proceeds and restricted payment provisions, and the event of default provisions.

The foregoing descriptions of the Fifth Amendment are only summaries and are qualified in their entirety by reference to the Fifth Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Ferrellgas, L.P. (the “Company”) previously entered into the Credit Agreement dated as of March 30, 2021, as thereby amended from time to time (as amended, the “Credit Agreement”), among the Company, Ferrellgas, Inc., the general partner of the Company (the “General Partner”), the subsidiaries of the Company party thereto as guarantors (the “Subsidiary Guarantors”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Agent”), and the lenders and issuing lenders party thereto from time to time.

The information provided under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

	Exhibit No.	Description
10.1

Fifth Amendment to Credit Agreement, dated as of December 5, 2024, among Ferrellgas, L.P., Ferrellgas, Inc., certain subsidiaries of Ferrellgas, L.P., as guarantors, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and certain lenders and issuing lenders party thereto

	10.2	Exhibit A to the Fifth Amendment to Credit Agreement – Credit Agreement
#	10.3	Exhibit B to the Fifth Amendment to Credit Agreement – Amended Schedules
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#      Portions of this exhibit (indicated by asterisks) have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: December 10, 2024	By:	/s/ Michael E. Cole
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

Date: December 10, 2024	By:	/s/ Michael E. Cole
Chief Financial Officer, Treasurer, and Sole Director
(Principal Financial and Accounting Officer)

FERRELLGAS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: December 10, 2024	By:	/s/ Michael E. Cole
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

Date: December 10, 2024	By:	/s/ Michael E. Cole
Chief Financial Officer, Treasurer, and Sole Director
(Principal Financial and Accounting Officer)